SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2002
                                                         -----------------

                               OMNICOM GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

           1-10551                                   13-1514814
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    (Commission File Number)            (I.R.S. Employer Identification No.)

                  437 Madison Avenue, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 415-3600
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              (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events.

      This Current Report on Form 8-K is being filed to provide the information set forth in Omnicom's December 26, 2002 press release, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference. In the release, Omnicom announced the addition of two additional outside directors to its Board of Directors and the resignation of one current director. The changes are effective December 31, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               OMNICOM GROUP INC.

                                               By: /s/ BARRY J. WAGNER
                                                   -----------------------------
                                                   Barry J. Wagner
                                                   Secretary and General Counsel

Date: December 31, 2002

                                  EXHIBIT INDEX

Annex       Description
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99.1        Omnicom's December 26, 2002 press release.